SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2011

NORTH SPRINGS RESOURCES CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-167217	68-0678790
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
200 S Virginia, 8th Floor Reno, Nevada 89501 (Address of principal executive offices) Phone: (775) 398-3078 (Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

North Springs Resources Corp.

Form 8-K

Current Report

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 2, 2011, North Springs Resources Corp., a Nevada corporation (the “Company”), entered into the North Springs Property Exploration and Mining Lease and Option to Purchase Agreement (the “Agreement”) by and among Mountain Gold Claims, LLC. Series 15, a Nevada limited liability company (“Mountain Gold”) and Lane A. Griffin, an individual (“Griffin”) (collectively referred to as the “Owner”).  Pursuant to the Agreement, the Owner shall lease to the Company (the “Lease”) the right to conduct mineral exploration activities on and in sixteen (16) unpatented mining claims collectively known as the North Springs Property (the “Property”), situated in Esmeralda County, Nevada, for a term of ten (10) years (the “Term”), renewable for five (5) additional extension terms of one (1) year each, with the option to purchase the Property for four hundred thousand dollars ($400,000), subject to a royalty reserved to the Owner.

As consideration for the Lease of the Property, the Company shall: (i) issue five hundred thousand (500,000) shares of common stock each to Mountain Gold and to Griffin, for an aggregate of one million (1,000,000) shares, within ten (10) days of the date of this Agreement (the “Effective Date”); (ii) pay the applicable federal, state and county annual mining claim maintenance fees to maintain the Property in good standing; (iii) pay a production royalty to Owner equal to 2% of the net smelter returns, per the terms of the Agreement; (iv) pay to Owner lease payments, with 50% of the payments to Mountain Gold and the other 50% to Griffin; and (v) incur work expenditures on or with respect to the Property during the Term:

Lease Payments:  The Company shall make lease payments to Owner as follows:

i.

$9,000 within 10 days of the Effective Date;

ii.

$12,000 on or before the First anniversary of the Effective Date;

iii.

$15,000 on or before the Second anniversary of the Effective Date;

iv.

$25,000 on or before the Third anniversary of the Effective Date;

v.

$30,000 on or before the Fourth anniversary of the Effective Date; and

vi.

$50,000 on or before the Fifth thereafter of the Effective Date

Expenditures:  The Company shall incur expenditures on or with respect to the Property as follows:

i.

$10,000 within the first year of the Lease;

ii.

$25,000 in the second year of the Lease;

iii.

$50,000 in the third year of the Lease;

iv.

$100,000 in the fourth year of the Lease; and

v.

$250,000 in the fifth year of the Lease.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	North Springs Property Exploration and Mining Lease and Option to Purchase Agreement by and among the Company, Mountain Gold Claims, LLC. Series 15, and Lane A. Griffin dated August 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Springs Resources Corp.
Date: August 8, 2011	By: /s/ Harry Lappa
Harry Lappa
Chief Executive Officer, President & Director

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